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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C., 20549


                                       FORM 8-K


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): November 18, 1997


                                    SUPERGEN, INC.
                               ----------------------
                (Exact name of registrant as specified in its charter)


         Delaware                     0-27628                    91-1841574
-------------------------------     ------------             ------------------
(State or other jurisdiction of     (Commission              (I.R.S. Employer
incorporation or organization        File Number)            Identification No.)



    Two Annabel Lane, Suite 220, San Ramon, California                  94583
    --------------------------------------------------               ----------
         (Address of principal executive offices)                    (Zip Code)


         Registrant's telephone number, including area code:  (510) 327-0200


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    SuperGen, Inc. (the "Company") entered into a Convertible Secured Note, Option and Warrant Purchase Agreement dated as of June 17, 1997 (the "Agreement") with Tako Ventures, LLC ("Purchaser") and, solely as to Sections
5.3 and 5.5 thereof, Lawrence J. Ellison ("Ellison"). Pursuant to the Agreement, Purchaser originally invested $15,300,000 in the Company in the form of a convertible note which subsequently converted into 1,700,000 shares of Company common stock, and Purchaser received an option (the "Option") to purchase up to an additional 850,000 shares of the Company's common stock (subject to adjustment) at an option exercise price of $9.00 per share, exercisable prior to January 31, 1998. Purchaser also received a right to receive, at the time of the option exercise, a warrant (the "Warrant") to purchase that number of shares of Company common stock equal to 50% of the number of shares purchased upon exercise of the Option at a warrant exercise price of $13.50 per share and exercisable at any time prior to June 17, 2007. The Warrant issued in connection with the exercise of the Option may be redeemed for $0.25 per Warrant if the market price of the Company's common stock (as adjusted) exceeds $27.00 for a specified period of time.

    On November 6, 1997, Purchaser delivered notice to the Company indicating its intent to exercise the Option. On November 18, 1997, Purchaser exercised its Option to purchase 850,000 shares of Company common stock. In connection with the Option exercise, Purchaser also received a Warrant to purchase 425,000 additional shares of Company common stock. The valuation of the securities sold to Purchaser was determined based on arms-length negotiation with reference to the market price of the Company's common stock at the time an agreement in principle specifying the terms was reached. Ellison controls and is beneficial owner of Purchaser and, as contemplated by the Agreement, Ellison has become a director of the Company.

    This description is a summary only and is qualified by reference in its entirety to the documents filed.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    a.   Financial Statements:  not applicable.

    b.   Pro Forma Financial Information:  not applicable.

    c.   Exhibits:

    (a)  10.1      Convertible Secured Note, Option and Warrant Purchase
                   Agreement dated June 17, 1997 among the Company, Tako
                   Ventures, LLC and, solely as to Sections 5.3 and 5.5 thereof, Lawrence J. Ellison.


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(a) Incorporated by reference from the Company's Report on Form 8-K filed with the Securities and Exchange Commission on July 2, 1997. Exhibit 10.1 is incorporated by reference to Exhibit 99.1 of the Company's Report on Form 8-K.

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                                      SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SUPERGEN, INC.


Dated: December 3, 1997               By:  /s/ Joseph Rubinfeld
                                          ---------------------------------
                                          Joseph Rubinfeld, Ph.D.
                                          Chief Executive Officer, President
                                          and Director

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                                  INDEX TO EXHIBITS


   EXHIBIT NO.                             DESCRIPTION
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(a)     10.1                 Convertible Secured Note, Option and Warrant
                             Purchase Agreement dated June 17, 1997 among the Company, Tako Ventures, LLC and, solely as to Sections 5.3 and 5.5 thereof, Lawrence J. Ellison.


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(a) Incorporated by reference from the Company's Report on Form 8-K filed with the Securities and Exchange Commission on July 2, 1997. Exhibit 10.1 is incorporated by reference to Exhibit 99.1 of the Company's Report on Form 8-K.